UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant   ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under Section 240.14a-12
AMERIS BANCORP
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☑	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your **Vote** Counts!

AMERIS BANCORP

2026 Annual Meeting
(Virtual Only)

Vote by May 20, 2026
11:59 PM ET

AMERIS BANCORP
PO BOX 105075
ATLANTA, GEORGIA 30348

V86639-P48044

You invested in AMERIS BANCORP and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 21, 2026.**

Get informed before you vote

View the Notice and Proxy Statement and 10K Wrap online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 7, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 21, 2026
9:30 am ET

Virtually at:
www.virtualshareholdermeeting.com/ABCB2026

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of 10 directors to serve until the Company's 2027 Annual Meeting of Shareholders.	
Nominees:	
1a. William I. Bowen, Jr.	For
1b. Rodney D. Bullard	For
1c. Wm. Millard Choate	For
1d. Leo J. Hill	For
1e. Daniel B. Jeter	For
1f. Robert P. Lynch	For
1g. Claire E. McLean	For
1h. James B. Miller, Jr.	For
1i. H. Palmer Proctor, Jr.	For
1j. William H. Stern	For
2. Ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2026.	For
3. Advisory vote on the compensation of the Company's named executive officers.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V86640-P48044